                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[_]  Preliminary proxy statement.
[_] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[_]  Definitive proxy statement.
[X]  Definitive additional materials.
[_]  Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                              Date: August 2, 2001

The proposed merger of First Union and Wachovia will be submitted to First Union's and Wachovia's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789).

The information presented below may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

THE FOLLOWING ADVERTISEMENTS APPEARED IN CERTAIN NATIONAL PUBLICATIONS

                         To All Wachovia Shareholders:
                          It's Not Too Late To Vote
                             For The New Wachovia

--------------------------------------------------------------------------------
                        Voting Is As Easy As Apple Pie
--------------------------------------------------------------------------------


                       Your vote is extremely important,
                      no matter how many shares you own.
                    If you have not yet voted, please vote
                       FOR the merger on the WHITE proxy
                            card TODAY as follows:

1. Approval of the plan of merger contained in the Agreement and Plan of Merger, dated as of April 15, 2001 (as amended and restated), relating to the merger of Wachovia Corporation with and into First Union Corporation.

FOR                                   AGAINST                            ABSTAIN
[X]                                     [_]                                [_]


If you have any questions regarding the merger or need help filling out your proxy card, please call our proxy solicitors at the following hotlines. Representatives will be able to assist you between 8 a.m.-9 p.m. EDT.

                       MacKenzie Partners: 800-322-2885
                      Georgeson Shareholder: 800-223-2064

                              Important Reminder
If you hold shares in multiple accounts, it is important that you mark, sign, date and return EVERY WHITE proxy card you receive so that all of your shares can be counted. If you vote for the merger on SunTrust's blue card and our white card on the same day, it could nullify your vote. Even if you have voted for the merger on the blue proxy card, please send us a later-dated WHITE card to ensure your vote is counted. Please vote FOR the merger of Wachovia and First Union by signing, dating and returning the WHITE proxy card TODAY. Please discard SunTrust's blue card.

       Vote FOR the Wachovia/First Union merger on the WHITE proxy card.

[LOGO OF FIRST UNION]                                         [LOGO OF WACHOVIA]

Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between Wachovia and First Union and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789), or from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782). The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's public reports filed with the SEC.

Dear Wachovia Shareholder:

We are just a few short days away from the August 3rd shareholder meeting to vote on the merger of Wachovia and First Union. We are more excited than ever about the creation of the new Wachovia.

[PHOTO]
Ken Thompson and Bud Baker

We are particularly gratified to hear from many employees that they are already working well with their counterparts on the merger integration planning - and that they believe the new Wachovia will embody the values we all hold dear: trust, integrity, personal relationships, reliability and superior customer service.

We hope you share our enthusiasm and vision for the future. Your vote means a great deal to both of us. We cannot create the new Wachovia without you. Please vote today. Your vote is critical.

We ask for your vote FOR the merger of Wachovia and First Union on the WHITE proxy card today.
           -----

On Behalf of the Board of Directors of Wachovia and First Union

Sincerely,

/s/ L.M. Baker

L.M. Baker, Jr.
Chairman, President and CEO
Wachovia

/s/ Ken Thompson

Ken Thompson
Chairman, President and CEO
First Union


If you have any questions regarding the merger or need help filling out your proxy card, please call our proxy solicitors at the following hotlines. Representatives will be able to assist you between 8 a.m.-9 p.m. EDT.

      MacKenzie Partners: 800-322-2885/Georgeson Shareholder:800-223-2064

                              Important Reminder
If you hold shares in multiple accounts, it is important that you mark, sign, date and return EVERYWHITE proxy card you receive so that all of your shares can be counted. If you vote for the merger on SunTrust's blue card and our white card on the same day, it could nullify your vote. Even if you have voted for the merger on the blue proxy card, please send us a later-dated WHITE card to ensure your vote is counted. Please vote FOR the merger of Wachovia and First Union by signing, dating and returning the WHITE proxy card TODAY. Please discard SunTrust's blue card.

[LOGO OF FIRST UNION]
       Vote FOR the Wachovia/First Union merger on the WHITE proxy card.
                                                              [LOGO OF WACHOVIA]

Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between Wachovia and First Union and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789), or from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).
The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's public reports filed with the SEC.

We Are Here.

To Create the New Wachovia For You.

         On April 16, 2001, Wachovia and First Union announced a merger agreement. We believe the new Wachovia will provide outstanding value for shareholders and great benefits to [Name of State].

Customers: We believe [Name of State] customers will benefit from more choice,
----------
more convenience and enhanced products and services that will be the hallmark of the new Wachovia. Unparalleled customer service will be our paramount goal.

Shareholders: We believe that the profits of the new Wachovia will grow at a
-------------
10-12% rate and will offer Wachovia shareholders a dividend rate at least equal to the $2.40 dividend they now enjoy. We expect earnings from the new Wachovia will grow faster than earnings from Wachovia alone.

Employees: Corporations with greater growth prospects create more opportunities
----------
for career growth and development for employees. We believe the new Wachovia will offer enhanced opportunities for employees in [Name of State] and the other states we serve as well.

Communities: Both Wachovia and First Union have "outstanding" Community
------------
Reinvestment Act ratings. Together, we will strengthen our commitment to [Name of State] and to all the communities we serve. We are working so that in a few short weeks, our strong records of community volunteerism and investment can become one. We've announced a Community Commitment program more than $35,000,000,000 strong. And we believe the result will be something remarkable. For us all.

 We are deeply gratified by the strong and broad support for our merger from our customers, shareholders, employees and many community organizations.

          WE WILL DO OUR BEST TO DO THE RIGHT THING FOR [Name of State]
                                                           LET'S GET STARTED.(R)

                   Vote FOR the Wachovia / First Union merger
                        ---
                            on the WHITE proxy card.
                                   -----

[LOGO OF FIRST UNION]                                         [LOGO OF WACHOVIA]
                              Important Reminder

  Your vote is extremely important. We need your vote today to create the new
                                                      -----
Wachovia. If you vote for the merger on SunTrust's blue card and our white card on the same day, it could nullify your vote. Please vote FOR the merger of
                                                            ---
 Wachovia and First Union by signing, dating and returning the WHITE proxy card
                                                               -----
                  today. Please discard SunTrust's blue card.
                  -----

--------------------------------------------------------------------------------
    If you have any questions regarding the merger, you may call our proxy solicitors at the following hotlines.
    Representatives will be able to assist you between 8 a.m. - 6 p.m. EDT.
             Please leave a message if you call after these hours.
                       MacKenzie Partners: 800-322-2885
                      Georgeson Shareholder: 800-223-2064
--------------------------------------------------------------------------------
Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between Wachovia and First Union and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789), or from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782). The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's public reports filed with the SEC.

To All Wachovia Shareholders:===================================================

         In our view, the new Wachovia means greater shareholder value.
                      We believe our formula is compelling:

--------------------------------------------------------------------------------
Leading Financial Services Franchise
--------------------------------------------------------------------------------
+ Extremely diversified business mix in
  high growth segments
+ Wachovia's customer service expertise
+ First Union's dramatic turnaround
+ Well-advanced integration planning
+ First Union's earnings momentum

=

Faster earnings growth
Superior earnings accretion
Greater potential for dividend growth
More free capital generation
Greater potential for P/E expansion

     We believe Wachovia and First Union's merger is the formula for very attractive returns for shareholders. This is why we agreed to our merger of equals. And this is why we're asking for your support to make the new Wachovia an exciting reality.

                   What about SunTrust's hostile proposal?
    Wachovia has rejected SunTrust not once, but twice. Add to that all of the issues involved in a hostile takeover and here's how we believe the SunTrust equation looks.

--------------------------------------------------------------------------------
Regional Bank
--------------------------------------------------------------------------------
- Incompatible growth strategies
- Substantial integration risks
- SunTrust's admitted growth problems
- Overvalued currency

=

Slower growth
Earnings dilution
Unacceptable returns to shareholders

                     We like where we're going together.
                    It's about superior shareholder value.

[LOGO OF FIRST UNION]                                         [LOGO OF WACHOVIA]
                               The new Wachovia

   If you have any questions regarding the merger, you may call the following hotlines 24 hours a day. Representatives will be able to assist you between
  8 a.m. - 6 p.m. EDT. Please leave a message if you call after these hours.

     Shareholder Hotline: 866-883-0789 / Employee Hotline: 866-405-5305 /
              MacKenzie Partners (proxy solicitor): 800-322-2885.

--------------------------------------------------------------------------------
In connection with the proposed merger of First Union and Wachovia, First Union filed a registration statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus. Stockholders are urged to read the definitive joint proxy statement/prospectus with respect to the merger between First Union and Wachovia when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of these documents can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

Information about the participants in the proxy solicitation is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001, Wachovia's proxy statement on Schedule 14A, as filed with the SEC on March 19, 2001 and the joint proxy statement/prospectus regarding the proposed merger. The information presented above may contain forward looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's public reports filed with the SEC.